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                                                                   EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 8-K into SuperGen, Inc.'s previously filed Form S-4 Registration Statement
(No. 333-80517), Form S-3 Registration Statement (No. 333-70505), Form S-8 Registration Statement (No. 333-07295), Form S-8 (No. 333-58303) and Form SB-2 Registration Statement (No. 333-476-LA) filed with the Securities and Exchange Commission.



                                                 /s/ ARTHUR ANDERSEN LLP

Philadelphia, PA
August 26, 1999